Precision gene editing designed to deliver durable, curative medicines Hemophilia A lead program | IND 2026 Corporate Presentation May 2026

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A differentiated in vivo gene editing company advancing curative genetic medicines An in vivo CRISPR gene editing company capitalizing on its proprietary technologies to create curative genetic medicines Focusing on lead program MGX-001 in hemophilia A advancing to the clinic Expanding indications leveraging site-specific gene integration system and partnered assets targeting cardiometabolic indications

20,000 + Differentiated gene editing beyond CRISPR/Cas9 Signature editing systems from Metagenomi's database High specificity Precise editing Multiplexed editing Multi-gene capability Durable integration Large gene insertion Broad targeting Expanded genome access Proprietary CRISPR genome editing  We improve editing precision and expand genome targeting and editing functionality beyond CRISPR/Cas9 to effectively address genetically-driven diseases.

A versatile platform designed to address a wide range of genetic diseases

MGX Technology

Large Gene Integration
for Protein Replacement

Gene editing in the presence of DNA templates to allow for site-specific gene integration

Knockdown and Correction
of Mutations in CNS/NM

Compact nucleases and base editors delivered by AAV to extrahepatic tissues

Protein Knockdown
to Modulate Metabolic Pathways

Programmable nucleases or base editors, knockout or change a single base to cause protein knockdown

Multiplex Editing
for Cell Therapy

Simultaneous multiplexed base editing for protein knockdown and site-specific transgene insertion

Precision Corrections
for Genetic Disorders

Gene correction by single nucleotide changes and edits delivered as RNA

Potentially capable of correcting any type of genetic mutation found anywhere in the human genome

NASDAQ: **MGX**

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Focused pipeline anchored by differentiated lead program Protein replacement via gene insertion Protein reduction via gene knockout ALB MGX-001 Hemophilia A Editing platform: Editing target: Discovery Lead optimization IND-enabling Clinical Undisclosed Undisclosed TTR AGT APOC3 Undisclosed Cardiometabolic Diseases Indication: Metagenomi is exploring opportunities to pursue neuromuscular disease targets & liver disease targets such as A1AT and Wilson Disease, as well as business development to expand therapeutic applications including cell therapy.

NOW Pre-IND Interaction Complete Dec 2025 FDA meeting — collaborative, favorable outcome Q4 2026 IND Submission Submit IND for first-in-human Phase 1/2 study 2027 First Patient Dosed Global single-arm study; observe initial safety and efficacy within weeks of dosing 2027 and beyond Dose Escalation Identify target dose; expand to pediatric patients MGX-001 development roadmap to clinic Goal: Enable a new standard of care for hemophilia A – a one-time cure freeing patients from lifelong treatment burden and bleeding risk $140.2 million in cash, cash equivalents, and available-for-sale marketable securities at end of Q1 2026 Runway anticipated to support operations through Q4 2027

MGX-001 - designed to deliver a durable, one-time treatment for Hemophilia A

Hemophilia A: large, validated market still lacking a durable cure





~26,500
patients in the U.S.[1]

~500,000
worldwide[2]

Hemophilia A is the most common X-linked inherited and de novo bleeding disorder, largely affecting males.

Caused by variety of mutations in the Factor VIII (FVIII) gene leading to loss of functional FVIII protein.

Current Standard of Care:

FVIII

Factor VIII replacement therapy

- IV typically dosed 1 - 3 times/week
- Significant adherence challenges
- Risk of breakthrough bleeding
- Chronic treatment, non-curative

Bi-specific antibody "mimetic"

- SQ dosed 1, 2 or 4 weeks post loading
- Risk of breakthrough bleeding
- Treatment burden, non-curative

Annual treatment cost[3]:

~$565K - $750K

Lifetime treatment cost:

~$18M - $24M[4]

Recent Curative Gene Therapy Attempted:

- Variable initial efficacy
- Decline in FVIII levels over time
- High risk of prolonged corticosteroid use
- Not suitable for pediatric patients

1- Soucie, J.M., et al, 2020. Haemophilia. Vol. 26, no. 3, pp. 487–493.
2 - Stonebraker, J. S., et al, 2010. Haemophilia. Vol. 16, pp. 20–32.
3 - ICER. Gene Therapy for Hemophilia B and A: Final Evidence Report. Dec 22, 2022.
4 - Curtis R et al. Poster presented at: 65th ASH Annual Meeting & Exposition; December 11, 2023; San Diego, CA.

NASDAQ: **MGX**

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Strong advocacy and infrastructure Robust preclinical models and regulatory familiarity Clearly defined target threshold of curative FVIII level & wide safety range Monogenic and well-characterized biology with clear biomarker Genome editing offers a potentially ideal curative approach for Hemophilia A proprietary Type V nuclease IND-enabling stage Technology: Durability: Regulatory status: Pediatric potential: Hemophilia A is an ideal indication for genome editing approach: MGX-001 is uniquely suited for patients of all ages: MGX-001 is a potentially durable, curative approach for adults and children – the population with the most to gain Clear opportunity for a durable cure

Compelling preclinical profile achieved across efficacy, durability, and safety Extensive and supportive preclinical data set FVIII activity achieved in curative range with clear dose response in NHPs Durable FVIII activity over approximately 19-month study in NHPs Encouraging safety profile with single doses of steroids, and no genotoxicity observed Novel mechanism of action FVIII integration leveraging albumin promoter to achieve normalized activity level Promoterless FVIII gene delivered by AAV effective at lower dose than approved gene therapies Precise FVIII integration facilitated by proprietary CRISPR nuclease MG29-1 achieving no detectable off-target editing Compelling potential clinical profile Enables endogenous production of FVIII supporting hemostatic regulation Potential to normalize FVIII levels and deliver meaningful clinical benefit for both adults and pediatric patients Goal to be one-time durable cure allowing patients the freedom of a hemophilia free mind

Curative FVIII range achieved Dose range finding study in NHP identified minimum and optimal efficacious doses Normal FVIII range FVIII activity for each animals is the mean of values on d5, d8, d11 post LNP dosing measured with a capture-chromogenic assay. hFVIII activity was stable from d5 to d11 post LNP. Xyntha was used for the standard curve. Development candidate 25 15 0 50 75 100 125 150 hFVIII Activity (IU/dL) Group 6 Group 5 Group 2 Group 4 AAV dose (vg/kg): 5x1011 1.6x1012 5x1012 4x1013 LNP dose (mg/kg): 0.6 hFVIII Activity (IU/dL) 25 15 0 50 75 100 125 150 Group 2 Group 3 5x1012 0.6 2.0 Group 1 0.2 AAV dose (vg/kg): LNP dose (mg/kg):

Durable FVIII expression demonstrated ~19 months NHP durability study: Stable expression over ~19 months Plasma FVIII activity levels unchanged between 3-6 months and 12-19 months and correlate to integration: FVIII activity values are the mean and standard deviation of at least 3 independent assay runs with each sample run in at least duplicate in each assay. Animal 1003 died on day 540 (17.8 mo) post LNP, assessed as unrelated to the treatment. 1 - Integration in forward orientation (copies per 100 haploid genomes, average of 5 liver lobes). Pre-development candidate 0 20 40 60 80 100 cFVIII Activity (IU/dL) 1001 3-6mo 12-19mo 1002 3-6mo 12-19mo 1003 3-6mo 12-18mo Ratio cFVIII activity/ /integration Animal ID 0 5 10 15 1001 1002 1003 0 50 100 150 200 250 300 350 400 450 500 550 600 100 75 50 25 0 125 1001 1003 40% 15% 1002 cFVIII Activity (IU/dL) Days post LNP dosing 100%

No genotoxicity observed Discovery of potential off-target sites No validated off-target sites observed 2. Biochemical off-target discovery: No potential off-targets were discovered in cell-based assays. Development candidate Genome integrity maintained as observed via off-target editing and AAV integration assays. 1. In silico off-target discovery: Three independent primary human hepatocyte donors: Untreated Indel % Treated Indel % 3. In cell off-target discovery:

MGX-001: leveraging natural promoter through FVIII gene integration

MGX-001 components:

AAV delivers FVIII gene (donor DNA):


SA
Tx Gene
pA
Promoterless FVIII gene

LNP delivers CRISPR nuclease mRNA & gRNA targeting albumin:


Guide RNA (gRNA)
Nuclease mRNA (MG29-1)


1
AAV
cell
nucleus
DNA
2
LNP
MG29-1
gRNA
3
MG29-1
gRNA
RNP complex
promoter
4
5
FVIII protein

1. AAV delivers FVIII gene
2. LNP delivers CRISPR cargo
3. CRISPR cargo forms complex
4. Cut at albumin locus and FVIII gene integrates
5. Albumin promoter drives sustained FVIII production

NASDAQ: **MGX**

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Our goal: To enable a new standard of care for hemophilia A Potential to deliver a durable cure for both adult and pediatric patients with hemophilia A Designed to enable endogenous FVIII expression for hemostatic regulation Compelling pre-clinical data Curative FVIII activity Durable FVIII expression Encouraging safety profile Minimal steroid use Promoterless AAV application No off-target editing observed  Established regulatory framework and defined clinical endpoints pre-IND interaction completed IND submission on track for Q4 2026 First-in human in 2027

Expanding applications of site-specific large gene integration system

Leverage site-specific large gene integration across additional indications Expanding MGX-001 site-specific gene integration system into additional therapeutic targets Normal circulating levels of target protein achieved in secreted protein disorder mice with multiple construct designs LNP delivers nuclease mRNA and guide targeting albumin site Above normal human protein expression achieved in mouse plasma Insertion assessed with multiple DNA template constructs LNP and AAV dose titration can be used to fine tune therapeutic window Mean Normal Human Range 140 µg/mL Target protein 1 (μg/ml) 0 100 200 300 400 Construct 1 Construct 2 Control Construct 3 AAV delivers Transgene (donor DNA) DNA

Proof-of-concept demonstrated in additional disease models


Step 1
Step 2
Baselin
e
AAV
LNP

N=3

In-life, study

Ongoing at 46 days

	AAV dose (vg/kg)	LNP dose (mg/kg)
Animal 1001		
Animal 1002	1.0×10^{13}	1.0
Animal 1003		

- Severe antithrombin (AT-III) deficiency increases risk of venous thromboembolism (VTE)
- On average patients with severe disease have 50% of the normal amount of AT-III in their blood (70 ug/ml) [1,2]
- Replacing the missing AT-III with at least 50% of normal is expected to be a functional cure

Achieved circulating AT-III protein exceeding curative target of 50% of normal human levels


200
150
100
50
0
Increase in ATIII over baseline (ug/mL)*
NHP 1
NHP 2
NHP 3
Minimal target level (50% of normal human ATIII)

*Data are the mean of day 8 and 11 post-dosing minus the mean of days 0, 4 and 7 pre-dose

NASDAQ: **MGX**

1. Lane DA, Bayston T, Olds RJ et al. Antithrombin mutation database: 2nd (1997) update. For the Plasma Coagulation Inhibitors Subcommittee of the Scientific and Standardization Committee of the International
2. Conard et al (1983). Molar antithrombin concentration in normal human plasma. Haemostasis.13:363–8

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Broaden therapeutic potential with transformative gene editing

Multiplex editing and compact editors enable next-generation therapies



7-Plex Base Conversion (%)
100
90
80
70
60
50
50 60 70 80 90 100
Singleplex Base Conversion (%)

Multiplex editing in T-cells achieved across seven unique gene targets at as high efficiency as single plex editing

Combined protein knockdown and CAR knock-in in a single-step for cell therapy applications



Target^{neg} Cells (%)
100
80
60
40
20
0
1 2 3 4
Target
CAR+ Cells (%)
60
40
20
0
1 2
CAR Transgene

Four-plex knockdown and dual CAR knock-in in T cell with MGABE100 + 5 gRNA + DNA CAR template[1]



SA
Base Editor
pA
OR
SA
Nuclease
pA

Compact nucleases and base editors demonstrated high editing efficiency and compatibility with AAV delivery[2,3]



SkM Cells
A > G Editing (%)
60
40
20
0
miniSMART v1
miniSMART v2
microSMART

Multiple compact base editors[2] demonstrated effective neuromuscular targeting



Protein Knockdown
(normalized to control, %)
100
50
0
Rosa26
Atxn2

Compact nuclease MG119-28 achieved 64% knockdown of Atxn2 protein in mice[4]

NASDAQ: MGX

1. van Overbeek, M., et al, Presentation at 10th Annual CAR TCR Summit, 2025
2. Rallapalli, R., et al, Submitted, 2026
3. Guan, K., et al, Nature Structural and Molecular Biology, 2026
4. Senger, K., et al, Poster presented at ASGCT Annual Meeting, 2025

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Strategic partnership expands reach into large cardiometabolic markets TTR AGT APOC3 Undisclosed Current indications: MGX's in vivo genome editing complements Ionis leadership in cardiometabolic space 4 targets: two co-development and co-commercialization options Multibillion dollar TAM

Building a leading gene editing company focused on cures Broad and differentiated library of proprietary gene editing technologies representing a significant long-term value driver Advancing MGX-001 for hemophilia A with clear development path and well-defined clinical and regulatory endpoints Extending beyond hemophilia A, large gene integration system opens potential to address other protein deficiencies Pairing our gene-editing capabilities with complementary expertise to accelerate development through collaboration 23

Thank you